Tamarack Mid Cap Growth Fund Tamarack Microcap Value Fund

Supplement dated October 13, 2009 to the Prospectus for the Equity Funds dated January 28, 2009 (as supplemented January 28, 2009, March 23, 2009, April 8, 2009, and September 10, 2009).

This Supplement provides new and additional information beyond that included in the Prospectus and should be read in conjunction with the Prospectus.

Mid Cap Value Fund and Microcap Value Fund Portfolio Managers

To reflect portfolio manager changes within Voyageur Asset Management Inc. (“Voyageur”), the information relating to the Mid Cap Growth Fund and Microcap Value Fund in the “Portfolio Managers” section of the Equity Funds Prospectus is replaced with the information below. Kenneth A. Tyszko is serving as Lead Portfolio Manager and Forbes Watson is serving as Co-Manager for the Mid Cap Growth Fund. Lance James is serving as Lead Portfolio Manager for the Microcap Value Fund.

Portfolio Managers

Voyageur is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of each Fund’s portfolio are set forth below:

Total Years of Financial Industry Experience
		Role on Fund Since		Degrees and Designations	Experience for Last 5 Years
Portfolio Manager	Title

Mid Cap Growth Fund: Team Managed with Lead

Kenneth A. Tyszko	Vice President, Senior Portfolio Manager	Lead since 10/2009	25 years	BS University of Illinois. Certified Public Accountant, CFA charterholder	Vice President, Senior Portfolio Manager at Voyageur since 2001.

Forbes Watson	Vice President, Senior Portfolio Manager	Co-Manager since 10/2009	28 years	MBA Millsaps College, BA University of North Texas. CFA charterholder	Vice President, Senior Portfolio Manager at Voyageur since 2002.

TAM EQ PRO – SUPP 10/13/2009

Total Years of Financial Industry Experience

Portfolio Manager		Role on Fund Since		Degrees and Designations	Experience for Last 5 Years
Title

Microcap Value Fund: Team Managed with Lead – Quantitative Strategy

Lance James	Managing Director, Senior Portfolio Manager	Lead PM since 10/2009 Team PM since 1/2009	28 years	MBA Finance Wharton School of Business – University of Pennsylvania, AB Economics – Princeton University	Managing Director, Senior Portfolio Manager at Voyageur since 2006. Portfolio Manager, OFI Institutional and Babson Capital Management, 1986–2006.

Microcap Value Fund Principal Strategies

The second paragraph under the heading “Principal Investment Strategies” for the Microcap Value Fund on page 16 of the Prospectus is replaced with the following:

Stocks may be purchased for the Fund’s portfolio if they meet the “microcap stock” and “value stock” criteria described above; are issued by companies which have reported net income for the twelve month period prior to purchase of the stock; and have a low price to book valuation. Low liquidity may eliminate a stock which otherwise meets market capitalization and value criteria or may result in the stock being assigned a lower portfolio weighting. There will be a portfolio review, which may result in a readjustment of holdings, at least once per year.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM EQ PRO – SUPP 10/13/2009